The Thai Capital Fund, Inc.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06062

THE THAI CAPITAL FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: December 31

DATE OF REPORTING PERIOD: June 30, 2007

The Thai Capital Fund, Inc.

Item 1. Reports to Stockholders.

General Information (unaudited)

The Fund

The Thai Capital Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund’s investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the “Manager”) and the Fund. The Fund’s investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund’s assets held outside the Investment Plan.

Shareholder Information

The Fund’s shares are listed on the American Stock Exchange (“AMEX”). The Fund understands that its shares may trade periodically on certain exchanges other than the AMEX, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s AMEX trading symbol is “TF”. Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s, and also in many other newspapers. The Fund’s weekly NAV is also avail-able by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes a monthly market review, a list of the Fund’s top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Investment Manager to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the

12-month period ended June 30, 2007.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments are available without charge, upon request, by calling (201) 915-3054.

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The Thai Capital Fund, Inc.

Inquiries

All general inquiries and requests for information should be directed to the Fund at (201) 915-3054. All writ-ten inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th

Floor Jersey City, NJ 07302-3051

For specific information about your registered share account, please contact American Stock Transfer & Trust Company (the “Plan Agent”) at the address shown below.

Certifications

The Fund’s chief executive officer has certified to the AMEX that, as of June 7, 2007, he was not aware of any violation by the Fund of applicable AMEX corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully de-scribing the Plan’s terms and conditions is available on the Fund’s web site at www.daiwast.com and from the Plan Agent at the following address:

The Thai Capital Fund, Inc.

c/o American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Telephone: (866) 669-9905; (718) 921-8124

www.amstock.com

July 20, 2007

Shareholder Letter (unaudited)

Dear Shareholders:

The management of The Thai Capital Fund, Inc. (the “Fund”) would like to take this opportunity to up-date its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand (“SET”) and the Fund’s performance for the six months ended June 30, 2007.

Thai Stock Market Overview & Outlook

We believe that the anticipated resolution of the current political crisis in Thailand will help boost market sentiment. Other positive factors, such as the return of consumer and investor confidence, a rebound in economic growth and stronger corporate earnings growth, will become more evident in the second half of this year as political concerns ease. We have been quite bullish on the stock market over

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The Thai Capital Fund, Inc.

the last several months, primarily based on our belief that political developments were gradually bringing Thailand closer to the end of the political crisis and a year-end general election. However, the outlook has improved dramatically from what we anticipated last month. Rather than capital flow into regional markets, we believe that the current rally will continue as market confidence in Thailand’s fundamentals is restored for the following reasons:

New constitution being approved in public referendum: As expected, the referendum passed by a simple majority on August 19, 2007. Although the new constitution is unlikely to satisfy everybody, we believe that it is in everyone’s best interests, including provincial politicians and voters, to pass the referendum and hold early elections, possibly as soon as November 25, 2007. The Thai stock market should react very favorably if this scenario plays out.

Early election date takes steam out of anti-coup demonstrations: The Thai stock market has been particularly concerned that anti-coup demonstrations could turn violent. Over the last several months, it has been difficult to ignore this possibility with the near-daily warnings in the Thai press by the Council for National Security (“CNS”), police and military. However, the government has taken the steam out of the protests by moving for-ward the expected election date and thereby taking away the pro-democracy groups’ main rallying cry for the resignation of the CNS. Major weekend protests on June 16 and June 23 passed without any untoward incidents and also failed to attract popular public support. Although the demonstrations will likely continue, we do not expect that they will be such a negative factor weighing on the market.

Likely upward revisions in Gross Domestic Product (“GDP”) growth estimates: Last month, we were skeptical on the potential of a second-half economic recovery. In fact, the Finance Ministry had just lowered its 2007 GDP growth projection from 4.8-5.0% to 3.8-4.3% at the end of May. The outlook has changed now and we believe that economic growth projections will start to be revised upward. One of the key reasons for our improving confidence is that export growth remains very strong (up 20% in May) and the outlook is positive with recent signs of continuing strong economic growth of Thailand’s major trading partners. According to the National Economic and Social Development Board (“NESDB”), GDP growth for this year should be around 4.5% if export growth remains strong. Meanwhile, the NESDB is also convinced that consumer spending will start to improve, rising to a more normal level of 3.0% in the fourth quarter of 2007, compared to only 1.26% in the first quarter of 2007. If the political situation does improve, as we now expect, and interest rates fall another 50 basis points, this growth estimate should be achievable. With first quarter 2007 GDP growth coming in at a much better-than-expected 4.26%, we have revised upward our own full-year GDP growth forecast from the current estimate range of 3.8% to the top-end of 4.5%.

Corporate earnings growth estimates also being revised up: Last month, our analysts and major brokers’ analysts had revised their forecast average earnings per share (“EPS”) growth for the 150 stocks on the Fund’s coverage list to grow by 3.34% this year and 11.86% next year. After earnings forecast revisions over the last month, we are now forecasting average EPS to rise by 5.02% in 2007 and by 11.07% in 2008. We believe that there is room for further upward revisions of earnings, particularly if exports remain strong and domestic consumption starts to improve, as currently anticipated. The key factor in EPS growth, however, is the big energy sector, which accounts for approximately 40% of total market earnings.

Along with the rally from the regional flow of capital and the election rally, we expect the SET Index to trade within a broad range of 830-930 in the third quarter and might move wider in the fourth quarter to test the 1,000 mark.

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The Thai Capital Fund, Inc.

From the previous market rally in 2003, we found that the Thai market was able to double over a year only when capital flooded into the market and we also found the price/earnings (“P/E”) level can move from single digit to double digits but, normally, the market is not able to sustain a P/E ratio above the 12x level. The current Thai market P/E ratio is around 12.73x, which is in the upper band. Thus it appears that the market is expecting earnings of listed companies to improve fast enough to support the high level of the SET Index. However, if the regional capital flow stops or reverses before economic conditions and earnings growth improves, the SET Index might move in a volatile pattern and we believe the main support of the market is at the 830-850 level.

Performance Evaluation

As of June 30, 2007, the Fund had net assets of US$37.7 million, equivalent to a net asset value per share of US$11.94. Of this amount, Thai equity securities accounted for 95.01%; the remainder was in cash and bank deposits.

In the first quarter, the portfolio return in Thai Baht terms was –0.87%, while the benchmark, SET Index, dropped 0.90%. Thus, the portfolio return outperformed the benchmark by 0.03%. In the second quarter, the portfolio return was 15.33%, and the benchmark’s was 15.30%, thus outperforming the benchmark by 0.03%. In the first half of 2007, the portfolio return was 14.46%, while the SET Index was up 14.40%. If we calculate the year-to-date returns, as of July 20, 2007, the portfolio return was 24.13% compared to 25.11% for the benchmark.

The principal reason that the portfolio year-to-date return is inline or slightly behind the benchmark, is that the energy sector, which constitutes around 32% of index weight, outperformed in the second quarter. However, the Fund is restricted to a 25% sector limit, so that it is not permitted to have even market weight in the energy sector. Our strategy for the second half of 2007 is to be fully invested and focus on the energy and banking sectors. We might emphasize high beta stocks in the short-term and take profits when the index reaches the P/E 14 level, or around 950-980.

Portfolio Management

Mr. Vijchu Chantatab has been the Fund’s portfolio manager since March 1, 2005. SCB Asset Management Co., Ltd. has employed Mr. Chantatab as an equity fund manager since March 2005. Previously, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a fund manager at JP Morgan (Thailand) Securities Limited.

Finally, the Fund’s management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

MASAMICHI YOKOI

Chairman of the Board

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The Thai Capital Fund, Inc.

Portfolio Of Investments

June 30, 2007 (unaudited)

COMMON STOCKS—95.01%

Shares		Value	Shares		Value
Banks—22.06%			Construction—8.20%
1,066,200	Bangkok Bank Public Co., Ltd	$ 3,616,186	410,000	The Siam Cement Public Co., Ltd.	$ 3,090,178
106,500	Bangkok Bank Public Co., Ltd (Foreign)	376,648	Electronic Components—1.95%
823,100	Bank of Ayudhya Public Co., Ltd	586,967	900,000	Hana Microelectronic Public Co. Ltd.	737,033
1,107,600	Kasikornbank Public Co., Ltd.	2,375,970	Energy—23.72%
1,236,100	Siam City Bank Public Co., Ltd.	677,238	229,100	Banpu Public Co., Ltd	1,779,860
510,300	TISCO Bank Public Co., Ltd.	406,803	167,100	Electricity Generating Public Co., Ltd	523,150
4,396,100	TMB Bank Public Co., Ltd.*	277,812	700,000	PTT Exploration and Production Public Co., Ltd	2,191,533
Commerce—3.54%		8,317,624	400,000	PTT Public Co., Ltd	3,130,761
271,000	BIG C Supercenter Public Co., Ltd.	388,867	605,200	Ratchaburi Electricity Generating Holding Public Co., Ltd	815,789
5,000,000	Home Product Center Public Co., Ltd.	804,432	246,300	Thai Oil Public Co., Ltd	503,361
55,500	Siam Makro Public Co., Ltd.	142,384	8,944,455 Entertainment & Recreation—3.01%
Communication—5.56%		1,335,683	549,800	BEC World Pubic Co. Ltd.	366,572
433,900	Advanced Info Service Public Co., Ltd.	1,069,141	200,000	MCTO Public Co., Ltd.	200,021
223,600	Shin Corporations Public Co., Ltd.	194,455	954,500	Workpoint Entertainment Public Co., Ltd.	567,226
300,600	Total Access Communication Public Co., Ltd.*	357,272	1,133,819 Finance & Securities—0.22%
2,124,400	True Corp. Public Co., Ltd.*	474,191	200,000	Thanachart Capital Public Co., Ltd.	84,067
		2,095,059	Health Care Services—3.84%
			5,815,400	Bangkok Chain Hospital Public Co., Ltd.	1,357,068

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The Thai Capital Fund, Inc.

Portfolio Of Investments (continued)

June 30, 2007 (unaudited)

COMMON STOCKS (concluded)

Shares		Value	Shares		Value
Health Care Services (concluded)
71,600	Bangkok Dusit Medical Services Public Co., Ltd.	$ 92,363	400,000	Land and House Public Co., Ltd.	$ 78,849
		1,449,431	110,800	MBK Public Co., Ltd.	171,838
Household Goods—0.32%			3,644,900	Quality Houses Public Co., Ltd.	161,660
102,700	Modernform Group Public Co., Ltd.	119,085	1,423,200	Rojana Industrial Park Public Co., Ltd.	610,596
Machinery—0.26%			1,104,000	Sammakorn Public Co., Ltd.	85,769
155,800	Unmet Engineering Public Co., Ltd.	98,909	2,709,200	Thai Industrial & Engineering Service Public Co., Ltd.	237,178
Mining—2.01%			1,387,100	TRC Construction Public Co., Ltd.	137, 518
683,800	Padaeng Industry Public Co., Ltd.	758,205			2,989,552
Packaging—0.77%			Retail Food—1.41%
2,207,000	Multibax Public Co., Ltd.	290,459	1,000,000	Minor International Public Co., Ltd.	394,244
Personal Products—1.77%			70,000	S&P Syndicate Public Co., Ltd.	63,920
2,934,100	DSG International (Thailand) Public Co., Ltd.	667,684	138,000	Serm Suk Public Co., Ltd.	74,808
Petrochemicals—3.66%					532,972
733,200	The Aromatics (Thailand) Public Co., Ltd.	1,381,535	Transportation—1.04%
Printing & Publishing—3.74%			486,300	Bangkok Expressway Public Co., Ltd.	332,692
3,451,579	Amarin Printing and Publishing Public Co., Ltd.	1,410,793	400,000	Eternity Grand Logistics Public Co., Ltd.	60,296
Property Development—7.93%					392,988
87,600	Ascon Construction Public Co., Ltd.	30,727
1,246,600	Central Pattana Public Co., Ltd.	966,668	Total Common Stocks (Cost—$24,612,423)		35,829,531
1,000,000	CH Karnchang Public Co., Ltd.*	253,650
8,000,000	Hemaraj Land and Development Public Co., Ltd.	255,099

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The Thai Capital Fund, Inc.

Portfolio Of Investments (concluded)

June 30, 2007 (unaudited)

SHORT TERM INVESTMENTS—3.34%

Principal Amount (000)		Value
THAI BAHT SAVINGS ACCOUNT—2.47%
32,070	Bangkok Bank Savings Account, 0.5%, due 7/2/07	$ 929,658
U.S. DOLLAR TIME DEPOSIT—0.08%
$31	Bank of New York, 0.05%, due 7/2/07	30,828
U.S. TREASURY BILL—0.79%
297	U.S. Treasury Bill, 4.66%, due 7/19/07	299,318
Total Short-Term Investments (Cost—$1,255,674)		1,259,804
Total Investments—98.35% (Cost—$25,868,098)		37,089,335
Other assets less liabilities—1.65%		620,588
NET ASSETS (Applicable to 3,157,405 shares of capital stock outstanding; equivalent to $11.94 per share)—100.00%		$ 37,709,923

____________

* Non-income producing securities.

See accompanying notes to financial statements.

EQUITY CLASSIFICATIONS HELD June 30, 2007 (unaudited)		TEN LARGEST EQUITY POSITIONS HELD June 30, 2007 (unaudited)
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Energy	23.72%	Bangkok Bank Public Co., Ltd	9.59%
Banks	22.06	PTT Public Co., Ltd	8.30
Construction	8.20	The Siam Cement Public Co., Ltd	8.20
Property Development	7.93	Kasikornbank Public Co., Ltd	6.30
Communication	5.56	PTT Exploration and Production Public Co., Ltd	5.81
Health Care Services	3.84	Banpu Public Co., Ltd	4.72
Printing & Publishing	3.74	Amarin Printing and Publishing Public Co., Ltd	3.74
Petrochemicals	3.66	The Aromatics (Thailand) Public Co., Ltd	3.66
Commerce	3.54	Bangkok Chain Hospital Public Co., Ltd	3.60

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Entertainment & Recreation	3.01	Advanced Info Service Public Co., Ltd.	2.84
Mining	2.01
Electronic Components	1.95
Personal Products	1.77
Retail Food	1.41
Transportation	1.04
Packaging	0.77
Household Goods	0.32
Machinery	0.26
Finance & Securities	0.22

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The Thai Capital Fund, Inc.

Statement of Assets and Liabilities

June 30, 2007 (unaudited)

Assets
Investment in securities, at value (cost—$25,868,098)	$ 37,089,335
Receivable for securities sold	763,724
Interest receivable	399
Prepaid expenses	21,353
Total assets	37,874,811
Liabilities
Accrued Thai tax provision	56,696
Payable for management fees	21,755
Payable for advisory fees	6,064
Payable to other affiliates	10,588
Accrued expenses and other liabilities	69,785
Total liabilities	164,888
Net Assets
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized; 3,157,405 shares issued and outstanding	31,574
Paid-in capital in excess of par value	39,431,839
Undistributed net investment income	519,642
Accumulated net realized loss on investments and foreign currency transactions	(13,494,465)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currency	11,221,333
Net assets applicable to shares outstanding	$ 37,709,923
Net Asset Value Per Share	$ 11.94

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The Thai Capital Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2007 (unaudited)

Investment income:
Dividends	$ 913,728
Interest	7,726

Total investment income	921,454

Expenses:
Investment management fee	99,938
Investment advisory fee	99,115
Administration fee and expenses	85,281
Audit and tax services	35,208
Reports and notices to shareholders	29,990
Legal fees and expenses	24,460
Custodian fees and expenses	20,213
Directors’ fees and expenses	17,208
Insurance expense	4,867
Transfer agency fee and expenses	4,708
Other	24,584
Total expenses before expense waivers	445,572

Less waiver of:
Administration fee	(25,000)
Investment advisory fee	(66,077)
Net expenses	354,495
Net investment income before taxes	566,959
Provision for Thai tax applicable to net investment income	50,386
Net investment income	516,573

Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized gains on investments	1,541,390
Net realized foreign currency transaction gains	130,523
Net change in unrealized appreciation (depreciation) on equity investments	3,597,406
Net change in unrealized appreciation (depreciation) on short-term investments and other assets and liabilities denominated in foreign currency	1,369
Net realized and unrealized gains from investment activities and foreign currency transactions	5,270,688
Net increase in net assets resulting from operations	$ 5,787,261

See accompanying notes to financial statements.

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Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2007 (unaudited)	For the Year Ended December 31, 2006
Increase (decrease) in net assets from operations: Net investment income	$ 516,573	$ 491,194
Net realized gain on: Investments	1,541,390	5,791,789
Foreign currency transactions	130,523	407,482
Net change in unrealized appreciation (depreciation) on: Investments in equity securities	3,597,406	(2,079,488)
Translation of short-term investments and other assets and liabilities denominated in foreign currency	1,369	(5,809)
Net increase in net assets resulting from operations	5,787,261	4,605,168
Dividends and distributions to shareholders from: Net investment income	—	(881,037)
From capital stock transactions: Sale of capital stock resulting from reinvestment of dividends	118,508	71,317
Net increase in net assets	5,905,769	3,795,448
Net assets: Beginning of period	31,804,154	28,008,706
End of period (including undistributed net investment income of $519,641 and $3,069, respectively)	$37,709,923	$31,804,154

See accompanying notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Organization and Significant Accounting Policies

The Thai Capital Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the “Manager”). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

Valuation of Investments—Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

Tax Status—It is the Fund’s intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. federal income taxes is required.

Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan’s net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan’s over-all net increase in net assets resulting from operations determined by reference to the Baht, except that there is currently no provision required for the component of the net increase in net assets relating to capital gains, if any, because the Fund intends to utilize its U.S. tax loss carryforward available to offset any such gains. Remittances for the payment of expenses are not subject to a Thai withholding tax.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

New Accounting Pronouncement—In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. The adoption of FIN 48 did not materially affect the Fund’s financial statements.

Investment Manager and Investment Adviser

The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund’s assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan’s average net assets. At June 30, 2007, the Fund owed the Manager $21,755. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2007, no such out-of-pocket expenses were paid to the Manager.

Under the International Investment Advisory Agreement, Daiwa SB Investments (Singapore) Ltd. (“the Adviser”) provides general and specific investment advice to the Manager with respect to the Fund’s assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund’s assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund’s average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2007, no such out-of-pocket expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund’s average net assets for the fiscal year ended December 31, 2007. At June 30, 2007, the Fund owed the Adviser $6,064, net of waivers.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of July 16, 2007, Daiwa SB Investments (Singapore) Ltd. replaced Daiwa SB Investments (H.K.) Ltd. as the Fund’s Adviser under the same terms of the International Investment Advisory Agreement.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2007. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2007, expenses of $2,697 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $21,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2007, DSTC earned $2,929, as compensation for its custodial services to the Fund.

At June 30, 2007, the Fund owed $8,333, $1,751 and $504 to DSTC for administration, compliance and custodian fees, respectively, which is reported separately as payable to other affiliates on the Statement of Assets and Liabilities.

The Fund paid or accrued $24,460 for the six months ended June 30, 2007 for legal services in conjunction with the Fund’s ongoing operations provided by the Fund’s law firm, Clifford Chance US LLP, of which the Fund’s Assistant Secretary is a partner.

Investments in Securities and Federal Income Tax Matters

During the six months ended June 30, 2007, the Fund made purchases of $10,771,301 and sales of $10,748,849 of investment securities, excluding short-term investments. The aggregate cost of investments at June 30, 2007 for federal income tax purposes was $24,616,404. At June 30, 2007, net unrealized appreciation, excluding short-term securities aggregated $7,480,632 of which $8,243,489 related to appreciated securities and $762,857 related to depreciated securities.

At December 31, 2006, the Fund had a remaining capital loss carryover of $15,164,734, of which $6,364,433 expires in the year 2007, $5,797,861 expires in the year 2008, $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010 available to offset future net capital gains.

15

The Thai Capital Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

Concentration of Risk

The Fund’s investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended June 30, 2007, 10,843 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 3,157,405 shares outstanding at June 30, 2007, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 7,518 shares

.

16

The Thai Capital Fund, Inc.

Financial Highlights†

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended June 30, 2007	For the Years Ended December 31,
	(unaudited)	2006	2005	2004	2003	2002
Net Asset value, beginning of period	$ 10.11	$ 8.92	$ 8.88	$ 9.62	$ 4.34	$ 3.42
Net investment income (loss)	0.16*	0.16*	0.12*	0.05*	0.03 *	(0.09)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.67	1.31	0.01	(0.75)	5.31	1.01
Net increase (decrease) in net asset value resulting from operations	1.83	1.47	0.13	(0.70)	5.34	0.92
Less: dividends and distributions to shareholders Net investment income	—	(0.28)	(0.09)**	(0.04)	(0.06)	—

Net asset value, end of period	$ 11.94	$10.11	$ 8.92	$ 8.88	$ 9.62	$ 4.34

Per share market value, end of period	$ 12.35	$11.21	$ 8.99	$ 8.49	$ 9.25	$ 3.97

Total investment return:
Based on market price at beginning and end of period, assuming reinvestment of dividends	12.99%	27.89%	6.89%	(7.40)%	134.56%	41.79%
Based on net asset value at beginning and end of period, assuming reinvestment of dividends	21.13%	16.24%	1.40%	(6.89)%	123.09%	26.90%
Ratios and supplemental data:
Net assets, end of period (in millions)	$ 37.7	$31.8	$ 28.0	$ 27.9	$ 30.2	$ 13.6
Ratios to average net assets of: Expenses, before waivers of Administration and Advisory fees and excluding Thai taxes applicable to net investment income@	2.70% #	2.66%	3.04%	2.85%	3.31%	4.98%
Expenses, after waivers of Administration and Advisory fees and including Thai taxes applicable to net investment income	2.45% #	2.39%	2.58%	2.32%	2.74%	4.29%
Expenses, after waivers of Administration and Advisory fees and excluding Thai taxes applicable to net investment income	2.14% #	2.10%	2.46%	2.26%	2.63%	4.29%
Expenses, before waivers of Administration and Advisory fees and including Thai taxes applicable to net investment income	3.00% #	2.95%	3.16%	2.91%	3.41%	4.98%
Net investment income (loss)	3.13% #	1.57%	1.36%	0.63%	0.62%	(2.20)%
Portfolio turnover	35.29%	129.02%	70.01%	11.21%	11.86%	14.62%
_______________________
† Per share values are adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.
* After provision for Thai taxes.
** Actual dividend equals $0.095 per share.
@ The December 31, 2006 annual report incorrectly described this caption as “including Thai taxes.” The caption has been revised to “excluding Thai taxes.”
# Annualized.

17

The Thai Capital Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

At the adjourned Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the “Fund”) held on June 28, 2007 the following matter was voted upon and passed.

(1)           Election of two Class I Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2010.

Number of Shares/Votes

Class I	Voted For	Proxy Authority Withheld
Martin J. Gruber	1,660,072	55,493
David G. Harmer	1,656,730	58,835

In addition to the Directors elected at the Meeting, Austin C. Dowling, Oren G. Shaffer and Masamichi Yokoi are the other members of the Board who continue to serve as Directors of the Fund.

(2)           At the adjourned Meeting of the Stockholders held on July 5, 2007, the proposal to approve Daiwa SB Investments (Singapore) Ltd. as the new investment adviser was approved.

Voted For	Voted Against	Abstentions
1,162,252	36,045	32,049

18

The Thai Capital Fund, Inc.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safe-guard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund. The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.
•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

19

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (UNAUDITED)

Nature, Extent and Quality of Services

At a Meeting of the Board of Directors of The Thai Capital Fund, Inc. held on June 4, 2007, the Board re-viewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments (H.K.) Ltd. (the “Investment Adviser”) under the Advisory Agreement and SCB Asset Management Co., Ltd. (the “Investment Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Stock Exchange of Thailand Index. The Board noted that the Fund outperformed the Fund’s benchmark for the last one-, three- and five-year periods. The Board further noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark, however, the Fund generally outperformed the Fund’s benchmark. The Board concluded that the Fund’s overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fee”). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund. The Board noted that while the Investment Manager does not manage any other U.S. registered funds, it does advise approximately 15 other closed- and open-end funds, all with advisory fees higher than the Fund. The Board further noted that the Investment Adviser does not advise any other closed-end funds that would provide an appropriate comparison to the Fund’s advisory fee. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board considered the advisory fees paid by the other funds for which members of the Board serve, The Japan Equity Fund, Inc. and The Singapore Fund, Inc., as compared to the advisory fee paid to the Fund’s Advisers. While The Japan Equity Fund, Inc. has a lower fee rate and The Singapore Fund, Inc. has a slightly higher fee rate than the Fund, the assets in each fund are more than triple that of the

20

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (UNAUDITED) (CONTINUED)

Fund, and thus the actual fee paid to the advisers of those funds is significantly higher. In addition, the Board reviewed the fee paid to the only other

U.S. registered closed-end fund investing in Thailand. The Board noted that not only was the advisory fee rate for that other fund significantly higher than for the Fund, but the assets of the other fund were more than three times that of the Fund resulting in an even higher fee. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range, especially for those funds that in-vested in countries in Asia. The Board concluded that the Fund’s advisory fee was competitive with these other country funds. The Board did, however, note that the total expense ratio of the Fund was higher than that of the other funds served by the Board, the other Thai fund and many other country funds. The Board attributed this higher total expense ratio to the lower net assets of the Fund.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and that the Fund’s assets are not likely to grow with new sales, other than sales made pursuant to a rights offering. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on their review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement, to which it is a party. The Board noted that each Adviser’s operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement, to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

21

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (UNAUDITED) (CONTINUED)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

New Investment Advisory Contract

Nature, Extent and Quality of Services

At the same Meeting, the Board reviewed and considered the nature and extent of the investment advisory services to be provided by Daiwa SB Investments (Singapore) Ltd. (the “New Adviser”) under a new proposed investment advisory agreement (the “New Advisory Agreement”) that was originally considered at a meeting of the Fund’s Board of Directors held on March 7, 2007. The Board was reminded that the Adviser was considering an internal restructuring of market coverage between itself and its affiliate, the New Adviser, whereby the New Adviser will assume responsibility for managing investments in the Thai market. The Board further noted that, in part due to this potential restructuring, on January 10, 2007, Chris Leung, the portfolio manager of the Adviser responsible for oversight of The Thai Capital Fund, Inc.’s portfolio, resigned from his position with the Adviser, and that since that date, an interim portfolio manager at the Adviser has been responsible for oversight of the Fund’s portfolio. He also noted that the New Adviser is in the process of assembling a team of investment professionals and fund managers with experience providing advisory services with respect to both the Thai market as well as individual Thai securities. The Board reviewed the services to be provided to the Fund by the New Adviser and the personnel of the New Adviser who provide those services under the New Advisory Agreement. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. Based on its performance as the investment adviser of another fund served by members of the Board, The Singapore Fund, Inc., the Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Boards concluded that, since the New Adviser had no track record of performance in managing The Thai Capital Fund, Inc., this was not a factor it needed to address at the present time.

22

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (UNAUDITED) (CONTINUED)

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fee paid by the Fund under the Investment Advisory Agreement and the proposed advisory fee to be paid under the New Advisory Agreement. The Board noted that under the current Investment Advisory Agreement with the Adviser, the Fund is required to pay the Adviser a fee, which accrues weekly and is payable monthly in U.S. dollars, at an annual rate equal to 0.60% of the Fund’s average net assets. In addition, under the current Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. He also noted that effective June 1, 2002, the Adviser has voluntarily waived any fees in excess of an annual rate of 0.20% of the Fund’s average net assets. The Board noted that the advisory fee, which includes the voluntary fee waiver, would not change. The Board also reviewed information showing the advisory fees paid by other funds managed by the New Adviser as compared to the advisory fee paid by the Fund. The Board noted that in addition to managing The Singapore Fund, Inc., the New Adviser advises approximately seven other closed- and open-end funds. The Board noted that The Singapore Fund, Inc. pays the New Adviser a monthly advisory fee at the annual rate of 0.40% of the first $50 million in average weekly net assets and 0.34% of the average weekly net assets in excess of $50 million. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the New Adviser.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board considered the advisory fees paid by another fund for which members of the Board serve, The Japan Equity Fund, Inc., as compared to the advisory fee paid to the Fund’s New Adviser. While The Japan Equity Fund, Inc. has a lower fee rate than the Fund, the assets in The Japan Equity Fund, Inc. are more than triple that of the Fund, and thus the actual fee paid to the adviser of that fund is significantly higher. In addition, the Board reviewed the fee paid to the only other U.S. registered closed-end fund investing in Thailand. The Board noted that not only was the advisory fee rate for that other fund significantly higher than for the Fund, but the assets of the other fund were more than three times that of the Fund resulting in an even higher fee. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range, especially for those funds that invested in countries in Asia. The Board concluded that the Fund’s advisory fee was competitive with these other country funds. The Board did, however, note that the total expense ratio of the Fund was higher than that of the other funds for which members of the Board serve, the other Thai fund and many other country funds. The Board attributed this higher total expense ratio to the lower net assets of the Fund.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee schedule under the Advisory Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-end and that the Fund’s assets are not likely to grow with new sales, other than sales made pursuant to a rights offering. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

23

The Thai Capital Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (UNAUDITED) (CONTINUED)

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the New Adviser is financially sound and has the resources necessary to per-form its obligations under the New Advisory Agreement. The Board noted that the New Adviser’s operations re-main profitable. The Board concluded that the New Adviser has the financial resources necessary to fulfill its obligations under the New Advisory Agreement.

Historical Relationship Between the Fund and the Adviser

The Board noted that it was familiar with the New Adviser’s key personnel and was satisfied with their qualifications.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the New Adviser and monitored by the Fund’s Chief Compliance Officer, with respect to his acting as Chief Compliance Officer of The Singapore Fund, Inc., and concluded that the conduct of business by the New Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve the New Advisory Agreement.

24

BOARD OF DIRECTORS Masamichi Yokoi, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Oren G. Shaffer
OFFICERS John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary	Semi-Annual Report June 30, 2007
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER

SCB Asset Management Co., Ltd.

INVESTMENT ADVISER

Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR

Daiwa Securities Trust Company

CUSTODIANS

Bangkok Bank Public Company, Ltd.

(Thai Custodian)

Daiwa Securities Trust Company

(U.S. Custodian)

TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company

LEGAL COUNSEL

Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.

NYA 762975.1

Item 2. Code of Ethics.

Not applicable for this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this semi-annual report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s

NYA 762975.1

second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

NYA 762975.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Capital Fund, Inc.

By	\s\ John J. O’Keefe_______________________

John J. O’Keefe, Vice President and Treasurer

Date: September 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O’Keefe_______________________

John J. O’Keefe, Vice President and Treasurer

Date: September 5, 2007

By	\s\ Masamichi Yokoi______________________

Masamichi Yokoi, Chairman

Date: September 5, 2007

NYA 762975.1

EXHIBIT 12 (b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

NYA 762975.1

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: September 5, 2007

\s\ John J. O’Keefe______________________

John J. O’Keefe, Vice President and Treasurer

NYA 762975.1

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masamichi Yokoi, certify that:

1.	I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

NYA 762975.1

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: September 5, 2007

By	\s\ Masamichi Yokoi______________________

Masamichi Yokoi, Chairman

NYA 762975.1

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Vice President and Treasurer of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: September 5, 2007

\s\ John J. O’Keefe______________________

John J. O’Keefe, Vice President and Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

NYA 762975.1

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Thai Capital Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: September 5, 2007

\s\ Masamichi Yokoi______________________

Masamichi Yokoi, Chairman

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

NYA 762975.1